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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


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                                   FORM 8-K

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               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): February 6, 2002

                            AsiaInfo Holdings, Inc.
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            (Exact name of registrant as specified in its charter)


            Delaware                            001-15713                                752506390
----------------------------------    -------------------------------    -------------------------------------------
          (State or other                    (Commission File              (I.R.S. Employer Identification No.)
           jurisdiction                           Number)
         of incorporation)

      4th Floor, Zhongdian Information Tower, 6 Zhongguancun South Street
                    Haidian District, Beijing 100086, China
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                   (Address of Principal Executive Offices)


Registrant's telephone number, including area code +8610 6250 1658



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         (Former name or former address, if changed since last report)




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Item 2.  Acquisition or Disposition of Assets

SHARE PURCHASE AGREEMENT

AsiaInfo Holdings, Inc. (the "Company") completed its acquisition of Bonson Information Technology Limited ("Bonson") on February 6, 2002. Pursuant to a Share Purchase Agreement (the "Agreement") dated as of January 20, 2002 by and among the Company, Bonson and the shareholders of Bonson (the "Sellers"), the Company agreed to purchase all of the outstanding shares of Bonson for a combination of cash and stock of the Company valued at approximately $47.3 million.

The acquisition of Bonson by the Company was the culmination of several months of planning, due diligence and the negotiation of definitive terms and conditions. Upon the effective date of the acquisition, Bonson became a wholly-owned subsidiary of the Company.

CONSIDERATION

The consideration exchanged pursuant to the acquisition was negotiated between the Company and the shareholders of Bonson. In evaluating the transaction, the Company used criteria such as enterprise value and comparable company analysis, and also considered the operations, reputation, future opportunities and quality of management of Bonson.

Pursuant to the Agreement, the Sellers will receive approximately $28.7 million cash and approximately $18.6 million in the Company's stock. The cash paid to the Sellers in connection with the acquisition will be paid out of the Company's existing cash reserves. The offering of the Company's stock to the Sellers was conducted pursuant to an exemption from registration under the Securities Act of 1933 and as such are "restricted securities" under applicable federal securities laws.

A copy of the Agreement and amendments thereto are filed as exhibits to this Form 8-K and are incorporated by reference herein. The foregoing description is modified by such reference.

Item 7. Financial Statements, Pro Forma Information and Exhibits

FINANCIAL STATEMENTS

The financial statements of Bonson will be filed by amendment within the period required by Item 7(a)(4) of Form 8-K.

PRO FORMA FINANCIAL STATEMENTS

The pro forma financial statements will be filed by amendment within the period required by Item 7(a)(4) of Form 8-K.

EXHIBITS

Exhibit No.                   Description
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2.1                           Share Purchase Agreement dated as of January 20,
                              2002

2.2 Letter Agreement amending Share Purchase Agreement dated as of February 5, 2002

                                      -2-
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              AsiaInfo Holdings, Inc.




Date: February 21, 2002       By: /s/ Ying Han
                                  -------------------------------------
                                   Name: Ying Han
                                   Title: Executive Vice President and Chief
                                          Financial Officer

                                      -3-
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                               INDEX TO EXHIBITS

No.         Description
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2.1         Share Purchase Agreement dated as of January 20, 2002

2.2         Letter Agreement amending Share Purchase Agreement dated February 5,
            2002